                                                              EXHIBIT 10(b)(vii)


                                  AMENDMENT TO
                         ANADARKO PETROLEUM CORPORATION

               1988 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


         WHEREAS, ANADARKO PETROLEUM CORPORATION (the "Company") has heretofore adopted the ANADARKO PETROLEUM CORPORATION AMENDED AND RESTATED 1988 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan:

         NOW, THEREFORE, the Plan shall be amended, effective as of January 1, 1997, as follows:

         1.      Article 7 shall be amended to delete the word "irrevocable".

         2. As amended hereby, the Plan is specifically ratified and reaffirmed.



                                        ANADARKO PETROLEUM CORPORATION